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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38866) pertaining to Nabi-Rockville Savings and Retirement Plan of our report dated June 22, 2001, with respect to the financial statements and supplemental schedule of Nabi-Rockville Savings and Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                           /s/ Ernst & Young LLP


Miami, Florida
June 22, 2001